SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 April 29, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                          1-16619                      73-1612389
--------------             ------------------------          -------------------
 (State of                 (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)


             Kerr-McGee Center
          Oklahoma City, Oklahoma                                     73125
  ----------------------------------------                          ----------
  (Address of principal executive offices)                          (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)





Item 9.   Regulation FD Disclosure
               On April 30, 2003, Kerr-McGee Corporation will hold a security analyst meeting to discuss its financial and operating outlook for 2003. During the meeting, the company will discuss certain expectations for oil and natural gas production volumes for the year 2003. A table providing the projection ranges of 2003 average daily oil and natural gas production is furnished below.

                                                                        Kerr-McGee Corp.
                                                            Projected Daily Average Production Volumes
As of April 2003
                                                                     2003 Production Forecast
                               -------------------------------------------------------------------------------------------------
                                      1-Qtr               2-Qtr               3-Qtr               4-Qtr                Year
                               -----------------   -----------------   -----------------   -----------------   -----------------
Crude Oil
(BOPD)
    Onshore                     21,300 -  21,300    19,000 -  21,000    18,000 -  20,000    18,000 -  19,500    19,100 -  20,400
    Offshore                    59,700 -  59,700    52,000 -  57,500    51,000 -  56,000    49,000 -  54,000    52,900 -  56,800
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
      U.S.                      81,000 -  81,000    71,000 -  78,500    69,000 -  76,000    67,000 -  73,500    72,000 -  77,200
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

    North Sea                   80,100 -  80,100    63,000 -  70,000    68,000 -  75,500    64,000 -  71,000    68,700 -  74,100
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

    Other International          4,300 -   4,300     3,000 -   4,000     3,000 -   4,000     3,000 -   4,000     3,300 -   4,100
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

      Total                    165,400 - 165,400   137,000 - 152,500   140,000 - 155,500   134,000 - 148,500   144,000 - 155,400
                               =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

Natural Gas
(MMCF/D)                              1-Qtr               2-Qtr               3-Qtr               4-Qtr                Year
                               -----------------   -----------------   -----------------   -----------------   -----------------

    Onshore                        369 -     369       350 -     390       335 -     375       330 -     370       346 -     376
    Offshore                       286 -     286       250 -     280       245 -     275       245 -     275       256 -     279
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
      U.S.                         655 -     655       600 -     670       580 -     650       575 -     645       602 -     655
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

    North Sea                      106 -     106        85 -     100        90 -     105        95 -     110        94 -     105
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

    Other International              0 -       0         0 -       0         0 -       0         0 -       0         0 -       0
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

      Total                        761 -     761       685 -     770       670 -     755       670 -     755       696 -     760
                               =======   =======   =======   =======   =======   =======   =======   =======   =======   =======


BOE/D                          292,200 - 292,200   251,200 - 280,800   251,700 - 281,300   245,700 - 274,300   260,000 - 282,100
                               =======   =======   =======   =======   =======   =======   =======   =======   =======   =======



        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KERR-MCGEE CORPORATION


                                          By:     (John M. Rauh)
                                                  -----------------------------
                                                  John M. Rauh
                                                  Vice President and Controller

Dated: April 29, 2003